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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 3, 2003




                      UNIVERSAL SECURITY INSTRUMENTS, INC.

             (Exact name of registrant as specified in its charter)


Maryland                                0-7885                   52-0898545
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
of Incorporation)                                            Identification No.)


               7-A Gwynns Mill Court, Owings Mills, Maryland 21117
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (410) 363-3000


                                  Inapplicable
          (Former Name or Former Address if Changed Since Last Report)

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                 INFORMATION TO BE INCLUDED IN THE REPORT



Item 4.  Changes in Registrant's Certifying Accountant.

     On November 3, 2003, the Registrant's 50%-owned Hong Kong Joint Venture (the "Joint Venture") dismissed its independent auditors, Ernst & Young, Hong Kong ("Ernst & Young"), and engaged the services of Grant Thornton Hong Kong ("Grant Thornton") as its new independent auditors. This determination followed the Joint Venture's decision to seek proposals from independent accountants to audit the financial statements of the Joint Venture, and was approved by the Joint Venture's Board of Directors. Grant Thornton will review the financial statements of the Joint Venture for the fiscal quarter ended September 30, 2003.

          During the two most recent fiscal years of the Joint Venture ended March 31, 2003, and the subsequent interim period through November 3, 2003, there were no disagreements between the Joint Venture and Ernst & Young, whether resolved or unresolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Ernst & Young's satisfaction, would have caused Ernst & Young to make reference to the subject matter of the disagreement in connection with its reports.

          None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years of the Joint Venture ended March 31, 2003 or within the interim period through November 3, 2003.

          The audit reports of Ernst & Young on the consolidated financial statements of the Joint Venture as of and for the fiscal years ended March 31, 2002 and 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The Joint Venture has provided a copy of this Form 8-K to Ernst & Young and requested Ernst & Young to furnish a letter as required by Item 304(a)(3) of Regulation S-K. A letter from Ernst & Young is attached hereto as
Exhibit 16.1.

          During the two most recent fiscal years of the Joint Venture ended March 31, 2003, and the subsequent interim period through November 3, 2003, neither the Joint Venture nor any of its subsidiaries consulted with Grant Thornton regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)       Exhibits

The following exhibits are filed herewith:

Exhibit No.
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16.1      Letter of Ernst & Young (Hong Kong)




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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            UNIVERSAL SECURITY INSTRUMENTS, INC.
                                            (Registrant)


Date: December 19, 2003                     By:    /s/ Harvey B. Grossblatt
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                                               Harvey B. Grossblatt
                                               President




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                                                                    Exhibit 16.1
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                           [ERNST & YOUNG LETTERHEAD]




December 19, 2003


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Ladies and Gentlemen:

We have read Item 4 of Form 8-K/A dated November 3, 2003, of Universal Security Instruments, Inc. and are in agreement with the statements contained in the first, second, third and fourth paragraphs on page 1 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

Very truly yours,

/s/ Ernst & Young

Hong Kong